Exhibit 99.1

NRMLT 2016-3

By

American Mortgage Consultants, Inc.

September 12, 2016

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on seasoned residential mortgage loans originated by numerous entities and obtained by an affiliate of New Residential Investment Corp. (“Client”) as part of the collapse of securitization trusts. The review was conducted on behalf of Client from August 2015 through September 2016 via files imaged and provided by Nationstar Mortgage, LLC for review (the “Review”).

AMC was provided a data tape which consisted of a population of 2,742 seasoned mortgage loans (the “Initial Securitization Population”). AMC selected a random sample of 257 mortgage loans for a Compliance Review and Pay History Review. In addition to this random sample, an additional 140 mortgage loans were added to the Compliance Review sample which consisted of (i) 118 re-performing mortgage loans, (ii) 6 mortgage loans that were modified in the 13-24 months prior to review and (iii) 16 mortgage loans originated within specific states during certain time frames. These additions increased the total Compliance Review population to 397 mortgage loans.

Based upon the initial review results, an additional 309 mortgage loans were added to the Compliance Review. The composition of the additions was as follows: (i) 126 Texas mortgage loans, (ii) 81 Georgia mortgage loans, (iii) 71 Illinois mortgage loans and (iv) 31 mortgage loans for HOEPA testing. In addition 40 mortgage loans that were originally non-performing loans became performing and were included in the review. These additions increased the total mortgage loans for testing to 746 mortgage loans which represented approximately 27% of the total initial population. The lender also included an additional 179 mortgage loans that were reviewed by AMC for a total population of 925 mortgage loans in the initial sample.

Home Data Index & Title Lien Alert Reviews

Home Data Index (“HDI”) values were ordered by NRZ on all mortgage loans in the Initial Securitization Population. In addition, Broker Price Opinions (“BPOs”) were ordered on a total of 706 properties by NRZ.

Title Lien Alerts were also ordered on a total of 473 mortgage loans in the Initial Securitization Population.

Data Integrity Review

AMC conducted a data integrity review on 257 mortgage loans in the Initial Securitization Population.. Based on the data comparison, an additional 62 were reviewed to confirm the appraised value. The composition of this population is discussed below. Additional details concerning the data integrity review can be found in Section 4 below.

Aggregate Populations & Final Securitization Population

After AMC’s initial review was completed, the Client provided AMC with a final securitization population (the “Final Securitization Population”). The Final Securitization Population included 2,719 mortgage loans. The decrease in mortgage loans included in the securitization was due to technical reasons not enumerated by the Client.

The table below summarizes the reviews conducted by AMC on mortgage loans within the Final Securitization Population. Please note that AMC does not provide any representations and/or warranties concerning the findings of third parties where AMC ordered products on behalf of the Client. AMC did not conduct a re-underwriting of results of third parties; however, AMC did include the results of such parties into its reported results to present a consolidated view of the mortgage loan in question.

Review	Reviewed Total	% Total Population
Total Mortgage Loans	2,719
Compliance	828	30.45%
Data Integrity	244 (305 with appraised value upsize)	8.97% (11.22% )

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*Title	457	16.81%
Pay History	270	9.93%

Determination of the sample size and computation.

The Compliance Review, including initial and upsize populations, was conducted on approximately 30.45% of the Final Securitization Population consistent with the criteria for the NRSRO(s) identified in Item 3 of this ABS Due Diligence-15E.

Quality or integrity of information or data about the assets: review and methodology.

Where available, AMC compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by AMC. This information may not have been available for all mortgage loans.

This comparison included the following data fields:

Last Name	Appraised Value	1st Rate Chg Date	Rate Index	Rounding Code
First Name	Sale Price	Prepay Months	Amortization Term	Lookback Period
Occupancy	LTV	MI Company	Neg Am Flag	Initial Rate Cap
Purpose	CLTV	MI Coverage	IO Term	Periodic Rate Cap
Address	Note Date	Next Due Date	PP Terms	Life Rate Cap
State	Loan Amount	Property Units	PP Months	Life Rate Floor
Zip	First Payment Date	Maturity Date	Paystring	Balloon Flag
Doc Type	Original Rate	Mod Flag	Next Rate Chg Date	SSN
Lien Position	Original P&I	Mod Date	First Pmt Chg Date
Original Credit Score	Interest Only Flag	Current Rate	Next Pmt Chg Date
Property Type	Margin	Current P&I	Reset Frequency

Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Not applicable.

Value of collateral securing the assets: review and methodology.

Not applicable.

Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	(b) TIL Disclosure (§§1026.17, 18 and 19):
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

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ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7):
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable;
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8):
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed;
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;

Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06

The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated

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loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

Federal and state specific late charge and prepayment penalty provisions.

Document Review

AMC reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

  Initial application (1003);
  Sales contract;
  Hazard and/or flood insurance policies;
  Copy of note for any junior liens;
  Appraisal;
  Title/Preliminary Title;
  Initial TIL;
  Final 1003;
  Final TIL;
  HUD from sale of previous residence;
  Initial and final GFE’s;
  Changed circumstance documentation;
  Final HUD-1;
  Right of Rescission Disclosure;
  Mortgage/Deed of Trust;
  Note;
  Mortgage Insurance;
  Tangible Net Benefit Disclosure;
  Subordination Agreement;
  FACTA disclosures;
  Notice of Special Flood Hazards; and
  Certain other disclosures related to the enumerated tests set forth herein.

Additionally, AMC:

  Verified all listed borrowers signed all documents requiring signature;
  Compared social security numbers across all documents; and
  Verified that all riders required by the terms of the mortgage and mortgage note are attached to the respective document.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made

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solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

Other: review and methodology.

Data Compare

AMC captured data from PDF images of the loan file. This data was systematically compared to data points received electronically from the Client. The fields listed above were included in the comparison. Any discrepancies in data points were noted.

Payment History Review

AMC performed a review utilizing individual loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a twelve (12) month look back for each mortgage loan within the sample where data was provided.

Title Review

AMC ordered lien alerts from a third party vendor or third party vendors. At the request of the Client, and upon receipt of the lien reports, AMC forwarded the reports directly to the Client without review. The Client, based upon their own determinations, ordered supplemental title lien reports from two (2) additional vendors. The supplemental title lien alert results were provided by the Client to AMC for review.

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Summary of findings and conclusions of review

With respect to the Final Securitization Population, AMC conducted a Compliance Review on 875 mortgage loans, a Data Integrity Review on 445 mortgage loans, a Payment History Review on 319 mortgage loans, and ordered a lien search on 494 mortgage loans. The results of these reviews are discussed below.

All grades shown below are based upon S&P Grading methodology.

COMPLIANCE REVIEW RESULTS SUMMARY (S&P GRADING)

After review of the 828 mortgage loans, 420 (50.72%) have exceptions with 53 (6.40%) retaining rating agency grades of “RC” or “RD” and 367 (44.32%) retaining a “RB” grade. The remaining 408 (49.28%) are rating agency grade “RA” with no exceptions noted.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loan. Below is a summary of the final compliance rating grades applied.

NRSRO Grade	# of Mortgage Loans	% of Mortgage Loans*
RA	408	49.28%
RB	367	44.32%
RC	8	1.33%
RD	45	5.07%

*May not add to 100% due to rounding

The Compliance Review exceptions with “RD” grades were due to missing documentation where compliance testing could not be completed. These mortgage loans were missing material documentation such as (i) final HUD-1/1A settlement statements (43 mortgage loans) or (ii) missing all or some legal documents (2 mortgage loans). The Compliance Review exceptions with “RC” Grades were late charges exceeding State maximum allowed (8 mortgage loans). Exceptions with “RB” grades were due to various items including, but not limited to, (i) missing documentation subject to a three (3) year statute of limitations on liability, (ii) missing Final TIL disclosures, (iii) the annual percentage rate (APR)/Finance Charge not having been disclosed within the applicable Truth-in-Lending Act tolerance, but where the applicable loans were seasoned beyond the applicable period under the Truth in Lending Act in which affirmative claims could be brought by a consumer, (iv) State Non-Compliance items, (v) Prepayment Penalty exceeding State Limit with prepayment term expired.

Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which are raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual loan.

COMPLIANCE EXCEPTION SUMMARY TABLE (RC & RD ONLY)*

Exceptions	# of Mortgage Loans	% of Mortgage Loans
Missing Final HUD’s unable to complete testing (D)	43	5.19%
Late Charge Exceeds State Max Allowed (C)	8	0.97%
Missing Loan File – No images available (D)	2	0.24%

*A mortgage loan may have more than one exception per loan.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 244 mortgage loans reviewed for Data Integrity, 37 mortgage loans (15.16%) had data integrity items noted. Based on results of the appraised value an additional 61 mortgage loans were reviewed for appraised value discrepancies. All material tape discrepancies have been cleared with correction to the Data Tape or documentation provided to support final tape data.

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TAPE INTEGRITY EXCEPTION SUMMARY TABLE

Field Name	# of Mortgage Loans	% of Mortgage Loans*
Appraised Value	16	6.56%
Purpose	7	2.87%
Contract Sale Price	6	2.46%
Property Type	3	1.23%
Occupancy	3	1.23%
Property Address	2	0.82%
Amortization Term	2	0.82%
Zip Code	1	0.41%

*Some loans may appear more than once due to multiple tape discrepancies so this column may not add to a noted unique loan count.

PAYMENT HISTORY REVIEW SUMMARY

All of the 270 mortgage loans in the Pay History Review had complete pay histories. AMC performed a review utilizing individual loan pay history reports provided by the related servicer. Pay histories were provided with a cut-off date of May 31, 2016 on 237 of the mortgage loans reviewed and cut-off date of June 30, 2016 on 33 of the mortgage loans reviewed.

Using the MBA methodology, AMC created a pay string using a twelve (12) month look back for each mortgage loan within the review population. Within this population approximately 82% (223 mortgage loans) had no delinquencies during the look back period under the MBA methodology. No material issues were identified from data tape provided on the pay histories reviewed.

TITLE/LIEN REVIEW SUMMARY

AMC reviewed the findings in various title search reports provided by the Client to AMC in order to confirm the lien position of the related mortgage. In order to make a determination of lien position, AMC originally reviewed a report covering 457 mortgage loans which showed 217 mortgage loans were in first lien position. This review was unable to confirm the lien position on 240 mortgage loans. The Client ordered supplemental searches on the mortgage loans where lien position was unable to be determined. After reviewing those supplemental searches, AMC was able to determine that all 240 additional mortgage loans were in first lien position.

Overall, AMC’s review found that all 457 mortgage loans for which title reports were ordered were in first lien position

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ADDITIONAL LOAN POPULATION SUMMARY

The purpose and amortization type were determined during the compliance portion of the Review.

Amortization Type	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
Fixed	788	95.17%	$123,205,004.20	95.75%
Adjustable	39	4.71%	$5,465,310.20	4.25%
Unknown	1	0.12%	$0.00	0.00%
Total	828	100.00%	$128,670,314.40	100.00%

Lien Position	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
1	827	99.88%	$128,670,314.40	100.00%
Unknown	1	0.12%	$0.00	0.00%
Total	828	100.00%	$128,670,314.40	100.00%

Loan Purpose	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
Cash Out: Debt Consolidation	96	11.59%	$11,273,181.20	8.76%
Cash Out: Home Improvement/Renovation	7	0.85%	$1,112,250.00	0.86%
Cash Out: Other/Multi-purpose/Unknown Purpose	253	30.56%	$38,333,470.00	29.79%
First Time Home Purchase	37	4.47%	$4,800,960.00	3.73%
Other-than-first-time Home Purchase	207	25.00%	$31,236,527.44	24.28%
Rate/Term Refinance - Lender Initiated	1	0.12%	$220,500.00	0.17%
Rate/Term Refinance - Borrower Initiated	223	26.93%	$40,419,775.76	31.41%
Construction to Permanent	3	0.36%	$1,273,650.00	0.99%
Unavailable	1	0.12%	$0.00	0.00%
Total	828	100.00%	$128,670,314.40	100.00%

Original Term	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
121-180 Months	30	3.62%	$5,492,085.00	4.27%
181-240 Months	16	1.93%	$1,644,400.00	1.28%
241-360 Months	781	94.32%	$121,533,829.40	94.45%
Unknown	1	0.12%	$0.00	0.00%
Total	828	100.00%	$128,670,314.40	100.00%

Property Type	Loan Count	Percentage of Loans	Original Balance	Percentage of Balance
Single Family Detached	587	70.89%	$91,982,327.64	71.49%
Condo, Low Rise	31	3.74%	$3,782,001.00	2.94%
Condo, High Rise	3	0.36%	$686,000.00	0.53%
PUD	66	7.97%	$13,747,507.76	10.68%
Townhouse	14	1.69%	$1,008,990.00	0.78%

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Single-wide Manufactured Housing	16	1.93%	$1,111,000.00	0.86%
1 Family Attached	7	0.85%	$819,805.00	0.64%
2 Family	63	7.61%	$8,290,353.00	6.44%
3 Family	13	1.57%	$1,721,650.00	1.34%
4 Family	15	1.81%	$3,263,200.00	2.54%
Other	3	0.36%	$295,620.00	0.23%
Unavailable	10	1.21%	$1,961,860.00	1.52%
Total	828	100.00%	$128,670,314.40	100.00%

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